GOODWILL	12 Months Ended
Nov. 30, 2021
GOODWILL

15.  GOODWILL

Goodwill of $833,493 was acquired during the year ended November 30, 2021 pursuant to the acquisition of IndieFlix (Note 3).

Goodwill is tested for impairment annually or more frequently if events or circumstances indicate that the asset might be impaired. At November 30, 2021, the Company performed its impairment review of goodwill by comparing each cost center’s fair value to the net book value including goodwill. The Company has determined that it has one cost center: IndieFlix. The fair value of the cost center was determined by management based on a valuation using the income approach. The income approach uses future projections of cash flows from the cost center and includes, among other estimates, projections of future revenue and operating expenses, market supply and demand, projected capital spending and an assumption of the weighted average cost of capital. Management’s evaluation of fair values includes analysis based on the future cash flows generated by the underlying assets, estimated trends and other relevant determinants of fair value for these assets. Management has determined that no events have occurred subsequent to the date of the assessment that would require a further impairment review of goodwill.